UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 5, 2024 (August 5, 2024)

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street Denver, Colorado	80202-2994
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street Denver, Colorado	80202-2994
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, $1.00 par value per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	6.5% Notes Due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes Due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
Lumen Technologies, Inc. (together with its subsidiaries, the “Company,” “we” or “us”) today announced that the Company recently sold $5 billion in new Private Connectivity Fabric
SM
 solutions. In addition, the Company is in active discussions with customers to secure another potential $7 billion in sales. The majority of cash from these sales is expected to be received over the next 3 to 4 years. We will incur certain material expenditures in connection with these partnerships, and the majority of such expenditures are also expected to be made over the next 3 to 4 years. The payments we actually make and receive may vary materially from what we expect and will depend, among other things, on the timing of our delivery and installation of the services.
Additional information about Lumen’s Private Connectivity Fabric is contained in the Company’s press release issued on August 5, 2024, which is attached as Exhibit 99.1 to this Current Report on Form
8-K
and is incorporated by reference herein. In addition, the Company made available on its website
(https://ir.lumen.com/events-and-presentations)
a video tutorial regarding Private Connectivity Fabric sales. A transcript of the video and a copy of the presentation referenced therein are attached as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form
8-K
and are incorporated by reference herein.
The information contained in Item 7.01 of this Current Report on Form
8-K,
including Exhibits 99.1, 99.2 and 99.3, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Current Report on Form
8-K,
including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Forward Looking Statements
Except for the historical and factual information contained herein, the matters set forth in this Current Report on Form
8-K
and other of our oral or written statements, including statements related to opportunities with respect to our Private Connectivity Fabric business, other revenue generating opportunities, future sales and business, future events, business outlook, priorities, sales and business growth, demand for products and services, and potential future transactions, and that may be identified by words such as “will,” “estimates,” “expects,” “projects,” “plans,” “could” and similar expressions, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including the risks that we may not reach agreements with respect to any such opportunities or transactions on the expected timeframe or terms or at all, that the revenue from any such opportunities or transactions may be less than our current expectations or that the obligations associated with any such opportunities may be more significant than our current expectations, that the completion of any future transactions may be subject to conditions that may not be satisfied on expected timeframes or at all, and that any such opportunities or transactions may not be executed in a timely manner, or at all. Many of these risks, uncertainties and assumptions are beyond our control. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date made. Unless legally required, we undertake no obligation and expressly disclaim any such obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated August 5, 2024, titled “AI Demand Drives $5 Billion in New Business and Massive Expansion of the Internet”.

99.2	Transcript dated August 5, 2024.

99.3	Presentation dated August 5, 2024.

104	Cover page formatted as Inline XBRL and contained in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Level 3 Parent, LLC, and Qwest Corporation have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.
 LUMEN TECHNOLOGIES, INC.

Dated: August 5, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President, Chief Financial Officer
 LEVEL 3 PARENT, LLC

Dated: August 5, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President, Chief Financial Officer
 QWEST CORPORATION

Dated: August 5, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President, Chief Financial Officer

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